 Value | Balance | Growth
 Acquisition of E.ON U.S.
 April 29, 2010
© PPL Corporation 2010
Exhibit 99.2

© PPL Corporation 2010

Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform
Act of 1995. Actual results may differ materially from such forward-
looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.
Cautionary Statements and Factors
That May Affect Future Results

© PPL Corporation 2010

Agenda
Introduction Jim Miller
 Chairman, President and CEO, PPL
E.ON U.S. Overview Vic Staffieri
 CEO, E.ON U.S.
Transaction Overview and Timing  Bill Spence
 EVP and COO, PPL
Concluding Remarks Jim Miller
 Chairman, President and CEO, PPL
Q&A

© PPL Corporation 2010

▪ Transformative transaction that rebalances business mix
▪ Consistent with our stated strategy to grow regulated earnings
▪ Creates a stronger, more diversified enterprise with increased earnings visibility
▪ Strengthens solid investment grade credit profile
▪ Enhances regulated growth opportunities
▪ Retains significant upside to power market recovery
 through PPL’s existing competitive generation fleet
Combination Creates Significant Value

© PPL Corporation 2010

▪ Best-in-class utility franchises with progressive regulation
▪ Very strong management team; strong track record of execution
▪ Significant rate base growth profile with high degree of near-term visibility
▪ Lowest rates in the region
▪ Track record of timely regulatory approvals
▪ Attractive valuation:
 – Purchase price of $7.625 billion includes approximately
 $450 million of tax attributes
 – Value net of tax attributes is $7.175 billion
 – Implied multiples are well within the range of where fully-regulated peers are valued
 – Not dependent upon synergies
A Compelling Opportunity

© PPL Corporation 2010

EBITDA
(1)  Based on mid-point of 2010 forecast.
Significantly and Immediately
Rebalances Business Mix

© PPL Corporation 2010

Note: Represents capitalization for E.ON US since LG&E and KU rate constructs are based on capitalization.
(1) Figures based on assumed exchange rate of $1.60 / GBP.
($ in billions)
2011E - 2014E CAGR: 7.1%
Increased Scale with Continued Growth

© PPL Corporation 2010

($ in billions)
(1) Based on PPL stock price as of 4/27/2010.
(2) Represents utility capitalization for E.ON US since LG&E and KU rate constructs are based on capitalization.
(3) As of 12/31/2009.
(4) Capacity pro forma for completion of Trimble County 2.
Pro Forma Structure
PPL Corporation
WPD
PPL
Electric
Utilities
PPL
Energy
Supply
E.ON U.S.
(2)
Strengthened Utility Platform

© PPL Corporation 2010

▪ J.D. Power study of business
 customer satisfaction among
 Eastern U.S. utilities
 – Ranked 1st 8 times in the
 past 11 years
 – Total of 16 awards, more
 than any other electric
 utility in the country
▪ J.D. Power study of residential
 customer satisfaction among
 Eastern U.S. utilities
 – Earned top honor 8 times
▪ Field sites certified as Star sites
 under the OSHA Voluntary
 Protection Program
▪ J.D. Power study of residential
 customer satisfaction among
 Midwest U.S. utilities
 – Ranked 1st 7 times in the
 past 10 years
▪ KU received highest ranking in
 JD Power’s 2010 electric utility
 business customer satisfaction
 study
▪ Winner of prestigious EEI
 Emergency Recovery Award for
 outstanding service restoration
 during January 2009 ice storm
An unparalleled commitment to customer service, reliability and safety
▪ UK Customer Excellence Award
 (18 consecutive years)
▪ 4 years with no customer
 complaints to regulator
▪ Best reliability among 14
 distribution companies
▪ Maximum performance bonuses
 for surpassing regulatory targets
▪ Most capital efficient in sector
▪ Awarded $240 mm revenue
 bonus in most recent five-year
 rate review period for
 operational performance
Best-in-Class Utility Operations

© PPL Corporation 2010

▪ Complementary cultures
▪ Strong addition to the management team
▪ Customer commitments
▪ Regulatory relationships
▪ Headquarters and management of E.ON U.S., LG&E
 and KU remain in Kentucky
LG&E and KU Will Be Important
Parts of PPL

© PPL Corporation 2010

© PPL Corporation 2010
E.ON U.S. Overview

© PPL Corporation 2010

E.ON U.S. Overview
▪ Vertically integrated utilities serving
 2/3 of counties in Kentucky
▪ Small customer base in Virginia and
 Tennessee
▪ Fuel, purchased power, gas supply
 and environmental cost pass-
 through
▪ No material non-regulated assets
 or operations
▪ ~8,100 MW of regulated generation
Louisville Gas & Electric
▪ Serves Louisville, KY and 16 surrounding counties
▪ 396,000 electric customers
▪ 321,000 gas customers
▪ $2.34 billion rate base ($487 million of which is gas)(1)
▪ 2009 revenue of $1.28 billion(2)
Kentucky Utilities
▪ Based in Lexington, KY
▪ Serving 77 counties in KY and five in VA
▪ 515,000 electric customers in Kentucky
▪ 30,000 electric customers in Virginia
▪ $3.55 billion rate base(1)
▪ 2009 revenue of $1.36 billion(2)
E.ON U.S.
(1) Figures per January 2010 KU and LG&E rate case filings (test year ending 10/31/09).
(2) Figures per KU and LG&E 2009 FERC Form 1 filings.
Electric service area
Gas service area
Electric and gas combined area

© PPL Corporation 2010

(1) E.ON US cost adjusted upward to include CWIP changes over the five-year period.
(2) E.ON US cost adjusted upward to include $80 million of Value Delivery Team amortization costs over the five-year period.
Source: FERC Form 1, E.ON US Corporate Development Analysis.
Note: The Triangle = 52 US electric holding company’s averages for 2004-2008 (only includes companies competing in all 5 segments).
15 companies
15 companies
16 companies
4 companies
1 company
E.ON
US
4
Top Q
3
Top Q
2
Top Q
1
Top Q
0
Top Q
Only utility with top quartile cost performance in five major cost areas over the 2004-2008 period
Top Quartile Cost Performance

© PPL Corporation 2010

(¢/kilowatt hour)
Competitive Rates
2009 electric retail rate comparison
Source: Edison Electric Institute, typical bills and average rates report, winter 2010 (covers January 2009 through December 2009).
Note: The EEI report surveys approximately 90 electric utilities in the US.
(1) ‘Midwest’ definition is the Reliability First Corporation area, which includes DE, IL, IN, KY, MD, MI, NJ, OH, PA WI, and WV.

Residential: 7.26 7.56 11.44 11.72
Commercial: 7.12 6.99 9.90 10.03
Industrial: 5.61 5.18 6.56 6.63
(1)

© PPL Corporation 2010

Pending Rate Cases
▪ On January 29, 2010, LG&E and KU filed applications with the KPSC requesting annual increases in base electric and gas rates
 – Total request of $253 million
 – Includes 11.5% requested ROE, 53% Equity
 – Majority of request associated with investment and storm cost regulatory assets previously approved by the KPSC
 – Requested increases are based on an historic test year ended
 October 31, 2009
▪ Procedural schedule issued and well underway
 – Discovery phase nearing completion
 – Company rebuttal testimony due May 28, 2010
 – Public hearing scheduled for June 8, 2010
 – Rate increases suspended until August 1, 2010

© PPL Corporation 2010

Supportive and progressive regulation combined with competitive customer rates
Progressive and Constructive Regulation
Environmental Cost Recovery (“ECR”)
▪ Recovery of and return on environmental investment required as a result of coal combustion reflected in bill two months after incurred
Construction Work In Progress (“CWIP”)
▪ History of including CWIP in ECR and base rates
Fuel Adjustment Clause (“FAC”)
▪ Variations in fuel costs and economic power purchases are reflected monthly in rates charged to electric customers two months after incurred
Gas Supply Clause Adjustment (“GSC”)
▪ Cost of natural gas supply for LG&E Gas reflected in rates reset quarterly with mechanisms to balance to actual costs and provide utility performance-based incentive
Demand Side Management (“DSM”)
▪ Concurrent recovery of DSM costs including lost revenue
Kentucky Rate Mechanisms:

© PPL Corporation 2010

Strong Regulated Growth Profile
Capital expenditures
($ in millions)
Significant rate base growth opportunity driven by balanced capital expenditures with realized ROEs ranging from 10-12% historically
Capitalization(1)

© PPL Corporation 2010

© PPL Corporation 2010
Transaction Overview and Timing

© PPL Corporation 2010

▪ Committed bridge financing for cash portion of purchase price
▪ Permanent financing to include debt, equity and high-equity-content securities, and cash on hand
Estimated Closing
Financing
Pro Forma Profile
▪ PPL expects to maintain its existing dividend
▪ Strengthens credit position while maintaining investment-grade ratings
▪ Modestly dilutive in first full year, moving to earnings accretion by 2013
Regulatory Approvals
▪ State commissions: Kentucky, Virginia and Tennessee
▪ Federal: FERC (Federal Power Act), DOJ (HSR)
Consideration
Transaction
▪ Cash: $6.7 billion
▪ Assumption of utility tax-exempt debt: $925 million
▪ Year-end 2010
Overview
▪ Acquisition of E.ON U.S., parent company of Louisville Gas & Electric and Kentucky Utilities
▪ $7.625 billion purchase price including approximately $450 million of present value associated with tax benefits
▪ $7.175 billion enterprise value for E.ON U.S.

© PPL Corporation 2010

Committed
Acquisition
Facility
▪ $6.5 billion committed bridge facility from Bank of America Merrill Lynch and
 Credit Suisse
▪ Financing term extends beyond the expected timing of regulatory approvals
Balanced combination of financing sources
▪ Assumption of $925 million tax-exempt utility debt
▪ $800 million unsecured corporate debt and $2.1 billion first mortgage bonds at
 LG&E and KU
▪ $250 - $750 million cash on hand
▪ $750 million - $1.0 billion high-equity-content securities
▪ $2.2 - $2.6 billion common stock
▪ May fund certain amounts prior to closing depending on market conditions
▪ Would consider potential sale of certain non-core assets
Permanent
Financing
Transaction Financing

© PPL Corporation 2010

Transaction
Announced
Filed with KPSC
KPSC Approval
E.ON / PowerGen
April 2001
May 2001
September 2001
PowerGen / LG&E
February 2000
March 2000
May 2000
LG&E / KU
May 1997
June 1997
September 1997
KPSC has historically approved similar transactions in relatively short timeframes
Transaction Timeline
▪ State regulatory approvals
 – Kentucky PSC: 120-day statutory review period
 – Virginia State Corporation Commission and Tennessee Regulatory Authority
 expected to follow a similar timeline
▪ Other regulatory approvals include FERC (Federal Power Act) and HSR

© PPL Corporation 2010

Concluding Remarks
© PPL Corporation 2010

© PPL Corporation 2010

Concluding Remarks
▪ Adds a best-in-class utility franchise
▪ Attractive valuation
▪ Rebalances business mix
▪ Improves financial flexibility
▪ Strengthens credit profile
▪ Better positions for future growth
▪ Expected year-end 2010 closing

© PPL Corporation 2010

PPL
Service territory
Generating assets
E.ON U.S.
Service territory
Generating assets
Note: Represents only PPL Electric Utilities service territory and generation in PA.
Combined Utility Platform

© PPL Corporation 2010

Q&A

© PPL Corporation 2010

Statements contained in this presentation, including statements with respect to future events and their timing, including the acquisition by PPL Corporation of E.ON U.S., LLC and its subsidiaries Louisville Gas & Electric Company and Kentucky Utilities
Company (collectively, the “E.ON Entities”), the expected results of operations of any of the E.ON Entities or PPL Corporation both before or following PPL Corporation’s acquisition of the E.ON Entities, as well as statements as to future earnings, energy prices, margins and sales, growth, revenues, expenses, cash flow, credit profile, ratings, financing, asset disposition, marketing performance, hedging, regulation, corporate strategy and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-
looking statements: capital market conditions and decisions regarding capital structure; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries; stock price performance; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs; competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, the E.ON Entities and either of their subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities;
environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; the impact of state, federal or foreign investigations applicable to
PPL Corporation, the E.ON Entities and either of their subsidiaries; the outcome of litigation against PPL Corporation, the E.ON
Entities and either of their subsidiaries; political, regulatory or economic conditions in states, regions or countries where PPL
Corporation, the E.ON Entities and either of their subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax or environmental legislation or regulation; and the commitments and liabilities of PPL Corporation, the E.ON Entities and each of their subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.
Forward-Looking Information Statement

© PPL Corporation 2010
© PPL Corporation 2010